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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    In connection with this annual report on Form 10-K of Quaker Fabric Corporation for the annual period ended January 3, 2004 (the 'Periodic Report'), I, Larry A. Liebenow, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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
Date: March 17, 2004                                       /s/ LARRY A. LIEBENOW
                                               .............................................
                                                             LARRY A. LIEBENOW
                                                          CHIEF EXECUTIVE OFFICER
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    In connection with this annual report on Form 10-K of Quaker Fabric Corporation for the annual period ended January 3, 2004 (the 'Periodic Report'), I, Paul J. Kelly, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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
Date: March 17, 2004                                         /s/ PAUL J. KELLY
                                               .............................................
                                                               PAUL J. KELLY
                                                          CHIEF EXECUTIVE OFFICER
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